UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 29, 2014

SEQUENOM, INC.

(Exact Name of Registrant as Specified in Charter)

DELAWARE	000-29101	77-0365889
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3595 JOHN HOPKINS COURT

SAN DIEGO, CALIFORNIA 92121

(Address of Principal Executive Offices)

(858) 202-9000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On January 29, 2014, Sequenom, Inc. (the “Company”) entered into employment agreements (collectively, the “Employment Agreements”) with William Welch, its President and Chief Operating Officer, and Dirk van den Boom, its Executive Vice President, Research and Development and Chief Scientific Officer (each of whom is individually referred to as an “Executive”). The Employment Agreements have an initial term of three years.

Pursuant to the Employment Agreements, if the Company terminates the employment of an Executive for reasons other than “cause,” or if an Executive terminates his employment for “good reason” (each as defined in the Employment Agreements), the Executive will be entitled to receive the following compensation, conditioned upon Executive’s execution of a full general release of all claims against the Company and subject to all terms and conditions of the Agreements:

•	12 months of Executive’s then-current base salary, payable in a lump sum within 60 days of termination;

•	payment of Executive’s targeted level bonus in the year of the termination of employment, pro-rated to the date of such termination, payable in a lump sum within 60 days of termination;

•	COBRA health premiums until the earlier of (i) one year following the Executive’s termination date or (ii) the first date that the Executive is covered under another employer’s health benefit program;

•	acceleration of the vesting of Executive’s outstanding stock options and other equity awards as if Executive had completed an additional 12 months of service with the Company as of the date of the termination of employment; and

•	Executive will be permitted to exercise any outstanding vested stock options granted under the Company’s 2006 Equity Incentive Plan until the earlier of (i) the date twelve months following the termination of employment or (ii) the expiration of the term of the applicable option.

The Employment Agreements do not apply to any termination of an Executive’s employment in connection with a change in control of the Company, which continue to be governed by the Company’s Amended and Restated Change in Control Severance Benefit Plan, the form of which has previously been filed with the Securities and Exchange Commission on March 12, 2009 as Exhibit 10.52 to the Company’s Annual Report on Form 10-K for the year ended December 31, 2008.

The description of the Employment Agreements set forth herein is qualified in its entirety by reference to the actual terms of the Employment Agreements, which are attached hereto as Exhibit 99.1 and 99.2.

Item 9.01. Financial Statements and Exhibits.

The following exhibits are filed with this Current Report:

99.1 Employment Agreement dated January 29, 2014 between the Company and William Welch.

99.2 Employment Agreement dated January 29, 2014 between the Company and Dirk van den Boom.

2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEQUENOM, INC.

Date: February 3, 2014	By:	/s/ R. William Bowen
R. William Bowen
Senior Vice President and General Counsel

3.